UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                               (Amendment No. 1)

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  October 14, 2005
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                                 NVE Corporation
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             (Exact name of registrant as specified in its charter)

         Minnesota                     000-12196                 41-1424202
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(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)


11409 Valley View Road, Eden Prairie, Minnesota                        55344
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    (Address of principal executive offices)                         (Zip Code)

Issuer's telephone number, including area code  (952) 829-9217
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        (Former name or former address, if changed since last report)

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     Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (1 7 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

Completion of Agilent's divestiture of its Semiconductor Products Group

     On October 19, 2005 we filed a Form 8-K under Item 1.01 relating to our notification by Agilent Technologies, Inc. of an agreement to sell Agilent's Semiconductor Product Group.

     On December 1, 2005, Agilent announced that it had completed the divestiture of its Semiconductor Products business to Kohlberg Kravis Roberts & Co. and Silver Lake Partners.

     We have an agreement with Agilent Technologies, Inc. to distribute our spintronic couplers under their brand. We expect purchase orders placed with us by Agilent prior to the divestiture to be honored by Avago Technologies, Pte., the new company comprised of the former Agilent Semiconductor Products Group, and we expect to continue our business relationship with the new company.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NVE CORPORATION
                                           (Registrant)

Date  December 5, 2005                    /s/ Daniel A. Baker
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                                          By: Daniel A. Baker
                                          President and Chief Executive Officer



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